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                                                                   EXHIBIT 10.40

                      SHARES FOR DEBT SETTLEMENT AGREEMENT

Effective: May 1, 1999

BETWEEN:

      CYBEROAD GAMING CORPORATION, a St. Kitts corporation having a place of business at Box 174, Basseterre, St. Kitts, West Indies

                                                                         ("CGC")

AND

      eBANX.COM(Isle of Man) LTD, an Isle of Man corporation having a place of business at International House, Castle Hill, Victoria Road, Douglas, Isle of Man, IM42 4RB

                                                                       ("eBanx")

AND

      ASANOL MANAGEMENT CORPORATION, a Torotola corporation having an address at Road Town, Pasea Estate, PO Box 3149 Tortola

                                                                      ("Asanol")

WHEREAS,

CGC owes $306,437.51 to Asanol as of March 31, 1999

AND

Asanol agrees that the debt is $306,437.51

AND

Asanol wishes CGC to repay that debt



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AND

Asanol is willing to accept shares of CGC in settlement

NOW THEREFORE IT IS HEREBY AGREED AS FOLLOWS:

1.0

      1.1 that in consideration of the payment by CGC of 200,000 common shares of Cyberoad Gaming Corp. and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Asanol hereby grants CGC and its affiliate eBanx full and final release from the debt of $306,437.51.

2.0   SUCCESSORS

      This Agreement shall enure to the benefit of and shall be binding upon all parties and their executors, successors and assigns.

3.0   GOVERNING LAW

      This Agreement shall be governed by and construed in accordance with the laws of Isle of Man.

4.0   EXECUTION IN COUNTERPART

      This Amendment may be signed by the parties in as many counterparts as may be necessary, each of which so signed shall be deemed to be an original, and such counterpart together shall constitute one and the same instrument and notwithstanding the date of execution shall be deemed to bear the date as set forth below


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IN WITNESS WHEREOF the parties have caused these presents to be executed personally or by their duty authorized officers as of the day and year first above written.

CYBEROAD GAMING CORPORATION

Per:
    -----------------------
Name:    Lawrence Cofield
Title: Director

ASANOL MANAGEMENT CORPORATION

Per:
    -----------------------
Name: Sergei Nitsenko
Title:

eBANX.COM (ISLE OF MAN) LTD

Per:
    -----------------------
Name: David Harris
Title: Director